UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 25, 2006

CHINA UNISTONE ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50980	20-1098541
(State or Other Jurisdiction	(Commission	(IRA Employer
of Incorporation)	File Number)	Identification No.)

105 West 13th Street, Suite 7A
New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                    (646) 383-4832

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 25, 2006, China Unistone Acquisition Corp. (“Company”) issued a press release providing guidance on its special meeting date, the record date for that meeting and certain proxy voting procedures.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

The information in the press release attached as Exhibit 99.1 is incorporated into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.  The information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits:

	Exhibit 99.1	Press Release dated October 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2006	CHINA UNISTONE ACQUISITION
CORPORATION

	By:	/s/ James Preissler
	Name:	James Preissler
	Title:	Chief Financial Officer and Secretary